UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 13, 2018 (November 12, 2018)

HOLLYFRONTIER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-03876	75-1056913
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2828 N. Harwood, Suite 1300, Dallas, Texas 75201

(Address of Principal Executive Offices)

(214) 871-3555

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 12, 2018, HollyFrontier LSP Holdings LLC (the “Purchaser”), a wholly-owned subsidiary of HollyFrontier Corporation (“HollyFrontier”), entered into an equity purchase agreement (the “Equity Purchase Agreement”) with Sonneborn Holdings, L.P. and Sonneborn Co-Op LLC (collectively, the “Sellers”) pursuant to which the Purchaser will acquire 100% of the issued and outstanding capital stock of Sonneborn US Holdings Inc. and 100% of the membership rights in Sonneborn Coöperatief U.A. (collectively, “Sonneborn”), for cash consideration of $655 million, including working capital with an estimated value of $72 million (the “Acquisition”).

The purchase price for the Acquisition is subject to customary adjustments at closing for working capital of Sonneborn. The Acquisition is expected to close in 2019, subject to customary closing conditions and the receipt of certain regulatory approvals, including the termination or expiration of any waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and authorizations under the applicable competition laws of Germany and the United Kingdom.

The Equity Purchase Agreement provides for customary representations and warranties, covenants and termination rights, including a termination right for each of the Purchaser and the Sellers if the closing does not occur by August 12, 2019 (the “Outside Date”), except that the Outside Date can be extended by either party by up to three 90 day periods to obtain required regulatory approvals. The Equity Purchase Agreement also provides for the payment of a $30 million termination fee by the Purchaser to the Sellers upon the termination of the Equity Purchase Agreement if either the Purchaser or the Sellers terminate the Equity Purchase Agreement prior to the closing of the Acquisition as a result of the failure to obtain regulatory approvals or a failure to close the Acquisition prior to the Outside Date.

HollyFrontier has guaranteed all payment and performance obligations of the Purchaser that relate to or arise under the Equity Purchase Agremeent.

The disclosure contained in this Item 1.01 does not purport to be a complete description of the Equity Purchase Agreement and is qualified in its entirety by reference to the Equity Purchase Agreement, which is filed as Exhibit 2.1 hereto and is incorporated by reference into this Item 1.01.

The Equity Purchase Agreement has been attached as an exhibit to this report to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the parties thereto or to modify or supplement any factual disclosures about HollyFrontier or its subsidiaries or its affiliates in their public reports filed with the U.S. Securities and Exchange Commission (the “SEC”). The Equity Purchase Agreement includes representations, warranties and covenants of the parties thereto made solely for purposes of the Equity Purchase Agreement and solely for the benefit of the parties to the Equity Purchase Agreement, and which may be subject to important qualifications and limitations agreed to by the parties in connection with the negotiated terms of the Equity Purchase Agreement. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Equity Purchase Agreement or any of their respective subsidiaries or affiliates. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to the SEC filings of the parties or may have been used for purposes of allocating risk among the parties to the Equity Purchase Agreement rather than establishing matters as facts.

Item 7.01	Regulation FD Disclosure.

On November 13, 2018, HollyFrontier issued a press release announcing the Acquisition and an investor presentation related to the Acquisition, copies of which are being furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively.

The information provided in this Item 7.01 and the accompanying Exhibit 99.1 and Exhibit 99.2 shall not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by HollyFrontier pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
2.1	Equity Purchase Agreement, dated as of November 12, 2018, by and between Sonneborn Holdings, L.P., Sonneborn Co-Op LLC and HollyFrontier LSP Holdings LLC.*
99.1	Press release of HollyFrontier issued November 13, 2018.
99.2	Presentation for Investor Conference Call held by HollyFrontier on November 13, 2018.

*

Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of the omitted schedules and exhibits to the SEC upon request.

Forward-Looking Statements.

The statements contained herein relating to matters that are not historical facts are “forward-looking statements” within the meaning of the federal securities laws. These statements are based on HollyFrontier’s beliefs and assumptions using currently available information and expectations as of the date hereof, are not guarantees of future performance and involve certain risks and uncertainties. Although HollyFrontier believes that such expectations reflected in such forward-looking statements are reasonable, HollyFrontier cannot give assurance that such expectations will prove to be correct. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in these statements. Any differences could be caused by a number of factors including, but not limited to:

•	our failure to successfully close the transactions with Sonneborn, or, once closed, integrate the operation of Sonneborn with our existing operations;

•	failure to receive required governmental approvals to close the Sonneborn acquisition;

•	risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum or lubricant products in HollyFrontier’s and Sonneborn’s markets;

•	the demand for and supply of crude oil, refined products and lubricant products;

•	the spread between market prices for refined products and market prices for crude oil;

•	the possibility of constraints on the transportation of refined products;

•	the possibility of inefficiencies, curtailments or shutdowns in refinery operations or pipelines;

•	effects of governmental and environmental regulations and policies;

•	the availability and cost of financing to HollyFrontier;

•	the effectiveness of HollyFrontier’s capital investments and marketing strategies;

•	HollyFrontier’s efficiency in carrying out construction projects;

•	the ability of HollyFrontier to acquire refined product operations or pipeline and terminal operations on acceptable terms and to integrate any future acquired operations;

•	the possibility of terrorist attacks and the consequences of any such attacks;

•	general economic conditions; and

•	other financial, operational and legal risks and uncertainties detailed from time to time in HollyFrontier’s SEC filings.

The forward-looking statements speak only as of the date made and, other than as required by law, HollyFrontier undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLYFRONTIER CORPORATION

By:	/s/ Richard L. Voliva III
Name:	Richard L. Voliva III
Title:	Executive Vice President and Chief Financial Officer

Date: November 13, 2018